UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: July 31, 2015

ITEM 1. SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (7.5%)
		Consumer Discretionary (2.8%)
1,175,000		FCA US, LLCµ 8.250%, 06/15/21	$1,273,406
815,000		L Brands, Inc.µ 5.625%, 02/15/22	873,578
900,000		Service Corp. Internationalµ 7.500%, 04/01/27	1,032,750

			3,179,734

		Consumer Staples (0.9%)
8,700,000	NOK	Nestlé Holdings, Inc.µ 3.375%, 02/08/16	1,076,859

		Energy (1.1%)
585,000		Cimarex Energy Companyµ 4.375%, 06/01/24	570,398
362,000		Petroleum Geo-Services, ASAµ* 7.375%, 12/15/18	338,018
383,000		Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	376,058

			1,284,474

		Financials (0.6%)
712,000		Leucadia National Corp.µ 8.125%, 09/15/15	717,052

		Industrials (1.5%)
		Icahn Enterprises, LPµ
860,000		4.875%, 03/15/19	886,875
825,000		5.875%, 02/01/22	855,937

			1,742,812

		Materials (0.6%)
800,000		New Gold, Inc.µ* 6.250%, 11/15/22	719,000

		TOTAL CORPORATE BONDS (Cost $9,201,702)	8,719,931

CONVERTIBLE BONDS (52.7%)
		Consumer Discretionary (7.7%)
90,000,000	JPY	HIS Company, Ltd. 0.000%, 08/30/19	850,885
1,100,000		NHK Spring Company, Ltd. 0.000%, 09/20/19	1,193,031
3,000,000		Priceline Group, Inc.µ^ 0.350%, 06/15/20	3,502,905
210,000,000	JPY	Sony Corp. 0.000%, 09/30/22	1,813,547
1,550,000		Toll Brothers Finance Corp.µ^ 0.500%, 09/15/32	1,622,036

			8,982,404

		Consumer Staples (1.4%)
14,000,000	HKD	Biostime International Holdings, Ltd. 0.000%, 02/20/19	1,706,184

		Energy (0.7%)
800,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	779,752

PRINCIPAL AMOUNT			VALUE

		Financials (7.2%)
		Ares Capital Corp.µ
896,000		4.750%, 01/15/18	$920,492
675,000		5.750%, 02/01/16^	686,465
1,650,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,786,083
2,800,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	3,650,726
1,100,000	EUR	Industrivarden, ABµ 1.875%, 02/27/17	1,369,150

			8,412,916

		Health Care (4.1%)
1,210,000		Cepheidµ^ 1.250%, 02/01/21	1,337,195
		Illumina, Inc.^
1,890,000		0.000%, 06/15/19	2,205,479
440,000		0.500%, 06/15/21µ	540,872
600,000		Medidata Solutions, Inc.µ^ 1.000%, 08/01/18	714,081

			4,797,627

		Industrials (6.9%)
1,700,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	2,852,563
750,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	771,096
140,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/04/22	1,297,533
1,200,000		Larsen & Toubro, Ltd.µ 0.675%, 10/22/19	1,298,459
1,600,000		MISUMI Group, Inc. 0.000%, 10/22/18	1,794,226

			8,013,877

		Information Technology (20.4%)
1,400,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	1,381,057
700,000		Epistar Corp.µ 0.000%, 08/07/18	679,480
		FireEye, Inc.*
538,000		1.625%, 06/01/35µ	559,012
499,000		1.000%, 06/01/35	518,995
1,250,000		InvenSense, Inc.µ^ 1.750%, 11/01/18	1,215,875
4,170,000		LinkedIn Corp.µ* 0.500%, 11/01/19	4,201,129
731,000		NVIDIA Corp.µ 1.000%, 12/01/18	839,477
1,020,000		NXP Semiconductors, NVµ* 1.000%, 12/01/19	1,196,674
		ON Semiconductor Corp.
850,000		1.000%, 12/01/20*^	820,539
750,000		2.625%, 12/15/26	881,962
820,000		Red Hat, Inc.*^ 0.250%, 10/01/19	1,030,223
700,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	779,638

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

317,000		Rovi Corp.*^ 0.500%, 03/01/20	$263,341
1,600,000		Salesforce.com, Inc.µ^ 0.250%, 04/01/18	2,015,240
1,400,000		SanDisk Corp.^ 0.500%, 10/15/20	1,399,265
688,000		ServiceNow, Inc.µ^ 0.000%, 11/01/18	851,235
850,000		Twitter, Inc.µ* 0.250%, 09/15/19	748,064
715,000		Workday, Inc.^ 0.750%, 07/15/18	854,017
2,010,000		Yahoo!, Inc.µ 0.000%, 12/01/18	2,056,290
140,000,000	JPY	Yaskawa Electric Corp. 0.000%, 03/16/17	1,498,017

			23,789,530

		Materials (2.1%)
1,000,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	1,365,678
1,057,000		Cemex, SAB de CV 3.720%, 03/15/20	1,090,026

			2,455,704

		Telecommunication Services (2.2%)
1,500,000	EUR	America Movil SAB de CV 0.000%, 05/28/20	1,738,307
800,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	799,388

			2,537,695

		TOTAL CONVERTIBLE BONDS (Cost $63,026,810)	61,475,689

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (5.8%)
		Energy (0.8%)
1,943		Chesapeake Energy Corp.µ 5.750%	1,008,283

		Financials (0.7%)
8,500		American Tower Corp.µ 5.250%	880,175

		Health Care (2.0%)
1,280		Allergan PLC 5.500%	1,423,526
17,100		Anthem, Inc. 5.250%	876,546

			2,300,072

		Industrials (0.9%)
19,930		United Technologies Corp. 7.500%	1,025,598

		Utilities (1.4%)
28,000		NextEra Energy, Inc. 5.799%	1,623,440

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,211,719)	6,837,568

NUMBER OF SHARES			VALUE

COMMON STOCKS (69.7%)
		Consumer Discretionary (12.0%)
14,700		Comcast Corp. - Class Aµ	$917,427
9,700		Home Depot, Inc.µ^	1,135,191
25,000	ZAR	Naspers, Ltd. - Class N	3,484,083
22,200	DKK	Pandora, A/Sµ	2,499,804
22,000		Starbucks Corp.µ^	1,274,460
20,000	JPY	Toyota Motor Corp.µ	1,331,796
25,000		Twenty-First Century Fox, Inc.µ	862,250
9,600		Walt Disney Companyµ	1,152,000
56,500	GBP	WPP, PLCµ	1,298,134

			13,955,145

		Consumer Staples (10.3%)
15,750	EUR	Anheuser-Busch InBev, NVµ	1,881,838
14,800	GBP	British American Tobacco, PLCµ	878,766
18,454		Coca-Cola Companyµ^	758,090
85,000	GBP	Diageo, PLCµ	2,382,785
23,000	CHF	Nestlé, SAµ	1,739,952
7,400	EUR	Pernod Ricard, SAµ	885,168
17,100		Philip Morris International, Inc.µ	1,462,563
43,000	JPY	Seven & I Holdings Company, Ltd.µ	1,984,079

			11,973,241

		Energy (4.1%)
15,250		Anadarko Petroleum Corp.µ	1,133,838
10,300	CAD	Canadian Natural Resources, Ltd.µ	251,387
13,800		EOG Resources, Inc.µ	1,065,222
13,100		Schlumberger, Ltd.µ	1,084,942
12,500	EUR	TOTAL, SAµ	616,787
25,700	CAD	Tourmaline Oil Corp.µ#	635,499

			4,787,675

		Financials (9.2%)
269,008	HKD	AIA Group, Ltd.µ	1,749,773
19,500		Arthur J. Gallagher & Companyµ	924,885
41,700		Citigroup, Inc.µ^	2,437,782
202,000	JPY	Daiwa Securities Group, Inc.µ	1,569,628
41,647	EUR	Deutsche Annington Immobilien, SEµ	1,299,383
12,500		State Street Corp.µ	957,000
30,000		Wells Fargo & Companyµ	1,736,100

			10,674,551

		Health Care (13.3%)
2,130		Biogen, Inc.µ^#	679,001
27,100	JPY	Chugai Pharmaceutical Co., Ltd.µ	985,766
9,800		Gilead Sciences, Inc.µ^	1,155,028
33,900		Johnson & Johnsonµ^	3,397,119
21,050		Merck & Company, Inc.µ	1,241,108
17,200	CHF	Novartis, AGµ	1,784,745
19,650	DKK	Novo Nordisk, A/S - Class Bµ	1,159,674
13,000	EUR	Sanofiµ	1,401,284
21,500	GBP	Shire, PLCµ	1,911,269
10,000		Stryker Corp.µ^	1,022,700
7,400		Zimmer Biomet Holdings, Inc.µ	770,118

			15,507,812

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JULY 31, 2015 (UNAUDITED)

NUMBER OF SHARES			VALUE

		Industrials (3.6%)
85,500	HKD	CK Hutchison Holdings, Ltd.µ	$1,269,118
12,900	JPY	FANUC Corp.µ^	2,151,545
8,200		United Parcel Service, Inc. - Class Bµ^	839,352

			4,260,015

		Information Technology (16.3%)
11,000		Accenture, PLC - Class Aµ^	1,134,210
25,900		Apple, Inc.µ^	3,141,670
5,800		Baidu, Inc.µ^#	1,001,428
10,700		Facebook, Inc. - Class Aµ^#	1,005,907
10,449		Google, Inc. - Class Aµ^#	6,870,217
9,700		MasterCard, Inc. - Class Aµ^	944,780
29,000		Microsoft Corp.µ	1,354,300
549	KRW	Samsung Electronics Co., Ltd.µ	556,992
406,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.µ	1,774,225
63,400	HKD	Tencent Holdings, Ltd.µ	1,181,183

			18,964,912

		Materials (0.4%)
161,000	GBP	Glencore, PLCµ#	521,658

		Telecommunication Services (0.5%)
11,500	JPY	SoftBank Group Corp.µ	635,653

		TOTAL COMMON STOCKS (Cost $75,893,426)	81,280,662

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.1%)#
		Consumer Discretionary (0.1%)
200	EUR	Daimler, AG Call, 12/18/15, Strike 86.00	61,941
275		Melco Crown Entertainment, Ltd. Call, 01/15/16, Strike $36.66	688

		TOTAL PURCHASED OPTIONS (Cost $385,155)	62,629

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (5.9%)
6,852,576		Fidelity Prime Money Market Fund - Institutional Class (Cost $6,852,576)	6,852,576

TOTAL INVESTMENTS (141.7%) (Cost $163,571,388)			165,229,055

LIABILITIES, LESS OTHER ASSETS (-41.7%)			(48,627,902)

NET ASSETS (100.0%)			$116,601,153

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $95,535,134. $13,591,749 of the collateral has been re-registered by one of the counterparties, BNP (see Note 3 — Borrowings).
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
^	Security, or portion of security, is on loan.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

INTEREST RATE SWAP

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	$12,000,000	$(90,338)

					$(90,338)

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

CURRENCY EXPOSURE JULY 31, 2015

	Value	% of Total Investments
US Dollar	$105,346,053	63.8%
European Monetary Unit	15,049,900	9.1%
Japanese Yen	14,118,449	8.5%
British Pound Sterling	9,845,175	6.0%
Hong Kong Dollar	5,906,258	3.6%
Danish Krone	3,659,478	2.2%
Swiss Franc	3,524,697	2.1%
South African Rand	3,484,083	2.1%
New Taiwan Dollar	1,774,225	1.1%
Norwegian Krone	1,076,859	0.7%
Canadian Dollar	886,886	0.5%
South Korean Won	556,992	0.3%

Total Investments	$165,229,055	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

Note 1 — Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. . “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of July 31, 2015.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Note 2 — Investments

The following information is presented on a federal income tax basis as of July 31, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at July 31, 2015 was as follows:

Cost basis of investments	$163,084,910

Gross unrealized appreciation	11,049,529
Gross unrealized depreciation	(8,905,384)

Net unrealized appreciation (depreciation)	$2,144,145

Note 3 — Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $27.5 million and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $27.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended July 31, 2015, the average borrowings under the Agreements were $49.0 million. For the period ended July 31, 2015, the average interest rate was 0.78%. As of July 31, 2015, the amount of total outstanding borrowings was $49.0 million ($24.5 million under the BNP Agreement and $24.5 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on July 31, 2015 was 0.84%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities, or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of July 31, 2015, the Fund used approximately $11.6 million of its cash collateral to offset the SSB Agreement representing 7.0% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.46%, which can fluctuate depending on interest rates. As of July 31, 2015, approximately $11.4 million of securities were on loan ($9.2 million of fixed income securities and $2.2 million of equity securities).

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposes of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt and is not a maintenance test.

Note 4 — Interest Rate Swaps

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 3 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Note 5 — Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 — Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 — Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 — Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$8,719,931	$—	$8,719,931
Convertible Bonds	—	61,475,689	—	61,475,689
Convertible Preferred Stocks	5,829,285	1,008,283	—	6,837,568
Common Stocks U.S.	41,458,688	—	—	41,458,688
Common Stocks Foreign	886,886	38,935,088	—	39,821,974
Purchased Options	62,629	—	—	62,629
Short Term Investment	6,852,576	—	—	6,852,576

Total	$55,090,064	$110,138,991	$—	$165,229,055

Liabilities:
Interest Rate Swaps	$—	$90,338	$—	$90,338

Total	$—	$90,338	$—	$90,338

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive Officer.

(b) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 21, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	September 21, 2015